EATON VANCE GLOBAL MACRO CAPITAL OPPORTUNITIES FUND

Supplement to Prospectus dated March 1, 2016

The following replaces the table under “Performance” in “Fund Summaries – Global Macro Capital Opportunities Fund”:

Average Annual Total Return as of December 31, 2015	One Year	Life of Fund
Class A Return Before Taxes	-18.46%	-10.78%
Class A Return After Taxes on Distributions	-18.83%	-10.99%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	-10.10%	-8.08%
Class I Return Before Taxes	-13.24%	-8.20%
MSCI Emerging Market Index (reflects no deduction for fees, expenses or taxes)	-14.92%	-9.11%
MSCI Frontier Market Index (reflects no deduction for fees, expenses or taxes)	-14.46%	-2.32%
Blended Index (reflects no deduction for fees, expenses or taxes)*	-14.59%	-4.18%

* The Blended Index consists of 50% MSCI Emerging Markets Index and 50% MSCI Frontier Market Index

October 28, 2016	23528 10.28.16